Exhibit 10.1
FORM OF NOTE MODIFICATIONAND RELEASE AGREEMENT
This NOTE MODIFICATION AND RELEASE AGREEMENT (“Agreement”) effective as of November _____, 2019, is by and between INUVO, INC., a Nevada corporation (“INUV”) and the undersigned holders of those certain Original Issue Discount Unsecured Subordinated Convertible Notes due September 1, 2020 (individually a “Purchaser” and collectively the “Purchasers”). The word “Parties” shall be deemed to include INUV and each Purchaser acting singly and not jointly.
WHEREAS, INUV issued the Purchasers those certain Original Issue Discount Unsecured Subordinated Convertible Notes due September 1, 2020 (each a “Note” and collectively the “Notes”) attached hereto as Exhibit A;
WHEREAS, INUV and the Purchasers have disputed the Conversion Price (as defined under the Notes) and desire to reach a full and final compromise on the terms of the Note to effectuate the conversion of such Notes;
NOW THEREFORE, the Purchasers and INUV, in consideration of the promises and covenants contained herein, the sufficiency of which is acknowledged, agree as follows:
1.Recitals. The above recitals are true, correct and are herein incorporated by reference.
2.Partial Conversion of the Notes and Release. Each Purchaser singly and not jointly agrees with INUV that (i) in consideration of such Purchaser’s agreement to convert on the date hereof a minimum of Fifty (50%) Percent of the outstanding amount of their Note, including all principal and interest (the “First Conversion Amount”) on the date hereof, that the Conversion Price for the First Conversion Amount under its Note shall be $0.265 (the “First Conversion Price”); (ii) the Conversion Price for any remaining amount due under the Note (the “Remaining Amount Due”) shall be $0.30 per share as of the effectiveness of this Agreement, subject to future adjustment under the terms of the Note including Dilutive Issuances at price below $0.30 per share; and (iii) the First Conversion Price for the First Conversion Amount shall have no effect on any adjustment to the Conversion Price for the Remaining Amount Due. For the avoidance of doubt, in the event of a Dilutive Issuance other than in connection with this Agreement, the Conversion Price will be reduced to the price of the Dilutive Issuance provided that the new Base Conversion Price shall not be reduced below $0.23 per share. INUV agrees that this Agreement may be attached to a Purchaser’s Note and be deemed to be an allonge and that in enforcing such Note this allonge shall be deemed part of the Note. Each Purchaser singly and not jointly and INUV agrees that upon the delivery of the Notice of Conversion attached as Annex A to the Note for the First Conversion Amount on the date hereof and issuance of the Conversion Shares (as defined under the Note) that:
(a)Each such Purchaser shall remise, release, acquit, satisfy and forever discharge INUV, its subsidiaries, officers, directors or successors and assigns of and from all and all manner of action and actions, cause and causes of action, rights, liens, agreements, obligations, claims, debts, dues, sums of monies, costs, expenses, attorneys’ fees, judgments, orders and liabilities, accounts, promises, damages, warranties, suits, covenants, contracts, controversies, variances, trespasses and extents, of whatever kind and nature in law or equity or otherwise whether now known or unknown, which such Purchaser ever had, or which any executor, administrator, personal representative, insurer, successor, heir, or assign of such Purchaser hereafter can, shall or may have, against INUV for, upon or by reason of any matter, cause or thing whatsoever relating to the Conversion Price of the Note, from the beginning of the world to the date of this Agreement.
(b)INUV shall remise, release, acquit, satisfy and forever discharge each such Purchaser, its officers, directors, managers, partners or successors and assigns of and from all and all manner of action and actions, cause and causes of action, rights, liens, agreements, obligations, claims, debts, dues, sums of monies, costs, expenses, attorneys’ fees, judgments, orders and liabilities, accounts, promises, damages, warranties, suits, covenants, contracts, controversies, variances, trespasses and extents, of whatever kind and nature in law or equity or otherwise whether now known or unknown, which INUV ever had, or which any executor, administrator, personal representative, insurer, successor, heir, or assign of INUV hereafter can, shall or may have, against such Purchaser for, upon or by reason of any matter, cause or thing whatsoever relating to the Conversion Price of the Note, from the beginning of the world to the date of this Agreement.

3.Non-Disparagement. The Parties agree that neither they nor their current or future representatives, agents, or employees, shall make any negative or disparaging remarks, whether orally or in writing, about each other.
4.Mutual Representations and Warranties of the Parties. The Parties expressly warrant and represent to each other that they have been fully informed as to the terms, contents, conditions and effects of this Agreement and that they have executed the same freely and voluntarily and having had the opportunity to obtain the advice from their own attorneys and fully understand and intend this Agreement to be a full, complete, and final release to each other as to all matters set forth herein. Further, the Parties warrant and represent to each other that they have executed this Agreement with the full capacity and authorization to do so and have taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Parties acknowledge, understand and agree that this Agreement shall bind it and its successors or assigns, and shall inure to the benefit of the Parties released herein and their officers, directors, agents, employees, representatives, subsidiaries, insurers, sureties, successors or assigns.
5.Further Assurances. Each of Purchaser and INUV shall execute and deliver such additional documents and instruments and perform such additional acts as the other party may reasonably request to effectuate or carry out and perform all the terms of this Agreement and the transactions contemplated hereby, and to effectuate the intent of this Agreement.
6.No Admissions. Nothing in this Agreement constitutes an admission or other evidence of rights or liabilities of any person or entity except with respect to the contractual rights and liabilities provided herein.
7.No Assignment. Each Party represents that it has made no assignment of any of their respective claims hereby released and settled and has full right and authority to enter into this Agreement on behalf of it and its successors and assigns.
8.Construction. The Parties hereto agree that the terms and language of this Agreement were the result of negotiations between the Parties and, as a result, there shall be no assumption that any ambiguities in the Agreement shall be resolved against any Party. Any controversy over the construction of this Agreement shall be decided mutually in light of its conciliatory purposes without regard to the events of authorship or negotiation.
9.Choice of Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each Party agrees that all legal proceedings concerning this Agreement shall only be commenced in the state and federal courts sitting in New York County, New York (the “New York Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.
10.Notices. All notices and other communications required or provided herein shall be in writing and shall be sent by facsimile or by certified mail, return receipt requested, to the Parties at the addresses indicated in the Note.
11.Miscellaneous.
(a)Nothing shall serve to amend or modify any provisions hereof in any respect whatsoever unless reduced to writing and signed by Purchaser and INUV.

(b)This Agreement contains the complete and exclusive expression of the understanding between the Parties hereto with respect to the settlement provided for herein and supersedes any prior negotiations or any prior contemporaneous agreements or representations, oral or written, expressed or implied, by or between the Parties hereto with respect to the subject matter hereof.
(c)INUV agrees that it shall not make any allegation that any Purchaser is acting together with any other Purchaser or that any Purchasers constitute a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder.
12.Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned has executed this Note Conversion and Release Agreement on the date first indicated above.

        INUVO, INC.

By:
Name:
Its:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO NOTE MODIFICATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Note Conversion and Release Agreement on the date first indicated above.

        PURCHASER:

        [ ]

By:
Name:
Its:

Exhibit A

[INSERT COPY OF ORIGINAL NOTE]

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Subordinated Convertible Note due September 1, 2020 of Inuvo, Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.
By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.
The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Conversion calculations:
Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_________ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

            DWAC Instructions:

            Broker No:
            Account No: